UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 11, 2007

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, during such period Marsh & McLennan Companies, Inc. ("MMC") classified its subsidiary Putnam Investments Trust ("Putnam") as a discontinued operation. In order to reflect this classification, MMC has attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, amended presentations of the following sections of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006:

• Item 6.	Selected Financial Data;

• Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations; and

• Item 8.

Financial Statements and Supplementary Data (including segment data and related disclosures contained in MMC's audited consolidated financial statements at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP.

99.1	Amended Item 6. Selected Financial Data of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.2	Amended Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato

Name:	Luciana Fato
Title:	Deputy General Counsel-Corporate &

  Corporate Secretary

Date:	June 11, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP.

99.1	Amended Item 6. Selected Financial Data of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.2	Amended Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including the disclosure therein that is amended by exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “project” and similar terms, and future or conditional tense verbs like “could,” “should,” “will” and “would.” For example, we may use forward-looking statements when addressing topics such as: the timing and expected impact of acquisitions and dispositions; future actions by regulators; the outcome of contingencies; changes in our business strategy; changes in our business practices and methods of generating revenue; the development and performance of our services and products; market and industry conditions, including competitive and pricing trends; changes in the composition or level of MMC’s revenues; our cost structure and the outcome of restructuring and other cost-saving initiatives; share repurchase programs; and MMC’s cash flow and liquidity.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include:

•	the economic and reputational impact of litigation and regulatory proceedings described in the notes to our financial statements;
•

the fact that MMC’s agreement to sell Putnam, announced on February 1, 2007, is subject to a number of closing conditions, some of which are outside of MMC’s control, and we cannot be certain that the transaction will close as planned or that the announced sale price will not be adjusted pursuant to the terms of the sale agreement;

•

Putnam’s performance between now and the closing of the announced sale later in 2007, including the actual and relative investment performance of Putnam’s mutual funds and institutional and other advisory accounts, Putnam’s net fund flows and the level of Putnam’s assets under management;

•	our ability to effectively deploy MMC’s proceeds from the sale of Putnam, and the timing of our use of those proceeds;
•

the fact that our estimate of the dilutive impact of the sale of Putnam on MMC’s future earnings per share is necessarily based on a set of current management assumptions, including assumptions about MMC’s use of sale proceeds and the operating results of Putnam and MMC’s other subsidiaries;

•	our ability to achieve profitable revenue growth in our risk and insurance services segment by providing both traditional insurance brokerage services and additional risk advisory services;
•	our ability to retain existing clients and attract new business, and our ability to retain key employees;
•	revenue fluctuations in risk and insurance services relating to the net effect of new and lost business production and the timing of policy inception dates;
•

the impact on risk and insurance services commission revenues of changes in the availability of, and the premiums insurance carriers charge for, insurance and reinsurance products, including the impact on premium rates and market capacity attributable to catastrophic events such as hurricanes;

•

the impact on renewals in our risk and insurance services segment of pricing trends in particular insurance markets, fluctuations in the general level of economic activity and decisions by insureds with respect to the level of risk they will self-insure;

•	the impact on our consulting segment of pricing trends, utilization rates, legislative changes affecting client demand, and the general economic environment;
•

our ability to implement our restructuring initiatives and otherwise reduce or control expenses and achieve operating efficiencies, including our ability to generate anticipated savings and operational improvements from the actions we announced in September 2006;

•	the impact of competition, including with respect to pricing and the emergence of new competitors;
•	fluctuations in the value of Risk Capital Holdings’ investments;

•	our ability to make strategic acquisitions and dispositions and to integrate, and realize expected synergies, savings or strategic benefits from, the businesses we acquire;
•	our exposure to potential liabilities arising from errors and omissions claims against us;
•

our ability to meet our financing needs by generating cash from operations and accessing external financing sources, including the potential impact of rating agency actions on our cost of financing or ability to borrow;

•	the impact on our operating results of foreign exchange fluctuations;
•

changes in applicable tax or accounting requirements, including any potential income statement effects from the application of FIN 48 (“Accounting for Uncertainty in Income Taxes”) and SFAS 142 (“Goodwill and Other Intangible Assets”); and

•

the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which we operate, particularly given the global scope of our businesses and the possibility of conflicting regulatory requirements across the jurisdictions in which we do business.

The factors identified above are not exhaustive. MMC and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, MMC cautions readers not to place undue reliance on its forward-looking statements, which speak only as of the dates on which they are made. MMC undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made. Further information concerning MMC and its businesses, including information about factors that could materially affect our results of operations and financial condition, is contained in MMC’s filings with the Securities and Exchange Commission.